UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2018 (June 19, 2018)
________________________________
First Connecticut Bancorp, Inc.
(Exact name of registrant as specified in its charter)
______________________________________

Maryland	333-171913	45-1496206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Farm Glen Boulevard		(860) 676-4600
Farmington, Connecticut 06032		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.   Other Events.

On June 19, 2018, First Connecticut Bancorp, Inc. ("FCB") announced its entry into a definitive Agreement and Plan of Merger with Peoples United Financial, Inc. ("People's United"), pursuant to which FCB will merge with and into People's United, whereupon People's United will be the surviving corporation.

FCB issued a press release in connection with the announcement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information for Stockholders

In connection with the proposed merger, People's United will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a Proxy Statement of FCB and a Prospectus of People's United, as well as other relevant documents concerning the proposed transaction.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Stockholders are urged to read the Registration Statement, the Proxy Statement of FCB and Prospectus of People's United regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about FCB and People's United, may be obtained at the SEC's Internet site (http://www.sec.gov).  A definitive copy of the Proxy Statement/Prospectus will also be sent to the FCB stockholders seeking any required stockholder approval. You will also be able to obtain these documents, free of charge, from FCB by accessing FCB's website at www.firstconnecticutbancorp.com under the tab "SEC Filings" and then under the heading "Documents" or from People's United at www.peoples.com under the tab "Investor Relations" and then under the heading "Financial Information."  Alternatively, these documents, when available, can be obtained free of charge from FCB upon written request to First Connecticut Bancorp, Inc. Investor Relations, One Farm Glen Boulevard, Farmington, Connecticut 06032, by calling (860) 284-6359, or by sending an email to investor-relations@firstconnecticutbancorp.com, or from People's United upon written request to People's United Financial, Inc., 850 Main Street, Bridgeport, Connecticut 06604, Attn: Investor Relations, by calling (203) 338-4581, or by sending an email to andrew.hersom@peoples.com.

FCB and People's United and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of FCB in connection with the proposed merger.  Information about the directors and executive officers of FCB is set forth in the proxy statement for FCB's 2018 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 30, 2018.  Information about the directors and executive officers of People's United is set forth in the proxy statement for People's United's 2018 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 7, 2018.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.

Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "project," "consider," "predict," "potential," "feel" or similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in our filings with the SEC, press releases and other communications.

Forward-looking statements speak only as of the date on which such statements are made. Except as required by applicable law or regulation, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Joint Press Release dated June 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, FCB has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

First Connecticut Bancorp, Inc.
(Registrant)

       /s/ John J. Patrick, Jr.
Name:  John J. Patrick, Jr.
 Title:    Chairman, President and Chief Executive Officer
Date:  June 19, 2018